UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 1, 2008
Date of report (Date of earliest event reported)

Gramercy Capital Corp.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-32248	06-1722127
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

420 Lexington Avenue	10170
New York, New York	(Zip Code)
(Address of Principal Executive Offices)

(212) 297-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry Into a Material Definitive Agreement.

1.             Term Loans

                On April 1, 2008, certain subsidiaries (collectively, the “Goldman Loan Borrowers”) of Gramercy Capital Corp. (the “Company”) entered into a mortgage loan agreement with Goldman Sachs Commercial Mortgage Capital, L.P. (“GSCMC”), Citicorp North America, Inc. (“Citicorp”) and SL Green Realty Corp. (“SLG”) in connection with a mortgage loan in the amount of $250,000,000 (the “Goldman Mortgage Loan”), which is secured by mortgages on certain properties owned or ground leased by the Goldman Loan Borrowers.  The Goldman Mortgage Loan matures on March 9, 2010, with a single one year extension option.  The terms of the Goldman Mortgage Loan were negotiated between GSCMC and Citicorp.  SLG, which is an affiliate of Gramercy, did not participate in establishing the terms of the Goldman Mortgage Loan.  The Goldman Mortgage Loan bears interest at a floating rate of interest based on LIBOR with a spread of 4.35%.  The Goldman Mortgage Loan provides for customary events of default, the occurrence of which could result in an acceleration of all amounts payable under the Goldman Mortgage Loan.  In addition, the Goldman Mortgage Loan is cross-defaulted with events of default under the Goldman Mezzanine Loan (defined below).  The foregoing descriptions of the Goldman Mortgage Loan is qualified in its entirety by reference to the text of the Goldman Mortgage Loan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

                On April 1, 2008, certain subsidiaries of the Company (collectively, the “Mezzanine Borrowers”) entered into a mezzanine loan agreement with GSCMC, Citicorp and SLG in connection with a mezzanine loan in the amount of $600,000,000 (the “Goldman Mezzanine Loan”), which is secured by pledges of certain equity interests owned by the Mezzanine Borrowers and any amounts receivable by the Mezzanine Borrowers whether by way of distributions or other sources.  The Goldman Mezzanine Loan matures on March 9, 2010, with a single one year extension option.  The terms of the Goldman Mezzanine Loan were negotiated between GSCMC and Citicorp.  SLG, which is an affiliate of the Company, did not participate in establishing the terms of the Goldman Mezzanine Loan.  The Goldman Mezzanine Loan bears interest at a floating rate of interest based on LIBOR with a spread of 4.35%.  The Goldman Mezzanine Loan provides for customary events of default, the occurrence of which could result in an acceleration of all amounts payable under the Goldman Mezzanine Loan.  In addition, under certain circumstances the Goldman Mezzanine Loan is cross-defaulted with events of default under the Goldman Mortgage Loan and with other mortgage loans pursuant to which a subsidiary of American Financial Realty Trust, an indirect wholly-owned subsidiary of the Company (“AFR”), is the mortgagor.  The foregoing description of the Goldman Mezzanine Loan is qualified in its entirety by reference to the text of the Goldman Mezzanine Loan, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

                On April 1, 2008 First States Group 3300 B, L.P., an indirect wholly-owned subsidiary of the Company (“PB Loan Borrower”), entered into a loan agreement (the “PB Loan Agreement”) with PB Capital Corporation, as agent for itself and other lenders, in connection with a secured term loan in the amount of $240,000,000 (the “PB Loan”) in part to refinance a portion of a portfolio of AFR’s properties known as the WBBD Portfolio.  The PB Loan matures on April 1, 2013 and bears interest at a floating rate based on LIBOR plus a spread of 1.65%.  The PB Loan is secured by mortgages on the 48 properties owned by the PB Loan Borrower and all other assets of the PB Loan Borrower.  The PB Loan Agreement provides for customary events of default, the occurrence of which could result in an acceleration of all amounts payable under the PB Loan Agreement.  The foregoing description of the PB Loan is qualified in its entirety by reference to the text of the PB Loan Agreement, which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

2.             Amendment to DB Revolving Secured Credit Facility

                On April 1, 2008, the Company’s indirect wholly-owned subsidiary, First States Investors DB I L.P. (formerly known as First States Investors DB I LLC) entered into an amended and restated loan agreement (the

“DB Loan Agreement”) by and among First States Investors DB I L.P., First States Investors DB I B L.P., certain of their direct or indirect subsidiaries (collectively, the “DB Loan Borrowers”) and Deutsche Bank AG, Cayman Islands, as agent for certain lenders.  As part of the amendment and restatement of the DB Loan Agreement, the available amount under the DB Loan Agreement was reduced from $400,000,000 to $100,000,000 (the “DB Loan”).  In addition, amounts were paid to reduce the outstanding borrowings under the former facility to $95,000,000.  The DB Loan Agreement provides the DB Loan Borrowers with a one year facility that matures on March 31, 2009, subject to a six month extension at the DB Loan Borrowers’ option, subject to certain conditions.  The obligations under the DB Loan Agreement are secured by equity pledges over the shares in certain DB Loan Borrowers and mortgages over the various properties owned by certain DB Loan Borrowers.  The DB Loan is guaranteed by the Company.  The DB Loan Agreement contains customary events of default, the occurrence of which could result in the acceleration of all amounts payable thereunder.  The foregoing descriptions of the DB Loan Agreement and the guaranty in connection therewith are qualified in their entirety by reference to the respective texts of the DB Loan Agreement and the guaranty, which are attached hereto as Exhibits 10.4 and 10.5, respectively, and incorporated herein by reference.

3.             Intercompany Loan

                On March 28, 2008, the Company’s indirect wholly-owned subsidiaries, First States Investors HFS, L.P., First States Investors TRS, L.P. and First States Investors FPC, L.P. (collectively, “GIT Borrower”) entered into a loan agreement (the “GIT Loan Agreement”) with another of the Company’s indirect wholly-owned subsidiaries, Gramercy Investment Trust (“GIT”), in connection with a $75,000,000 loan (the “GIT Loan”), which is secured by mortgages encumbering 155 properties located throughout the United States and pledges of partnership interests in two wholly-owned subsidiaries of GIT Borrower which own, collectively, an additional four properties.  The GIT Loan matures on April 9, 2010, but may be extended by GIT Borrower to April 9, 2011.  The GIT Loan bears interest at a floating rate of interest of 3.50% plus the greater of (i) LIBOR for the applicable interest period (which is currently 90 days, but may be changed by GIT Borrower not more than once during the term of the GIT Loan to 30 days) and (ii) 1.50%.  The GIT Loan provides for customary events of default, the occurrence of which could result in an acceleration of all amounts payable thereunder.  First States Group, L.P. (“FSG”) has guaranteed repayment of the GIT Loan, subject to a maximum amount equal to 10% of the outstanding principal balance of the GIT Loan.  The foregoing description of the GIT Loan is qualified in its entirety by reference to the text of the GIT Loan Agreement, which is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

Item 1.02.      Termination of a Material Definitive Agreement.

                        On April 1, 2008, the Company’s indirect wholly-owned subsidiaries, AFR, FSG and First States Investors Harborside, LLC, terminated the Credit Agreement, dated as of September 29, 2004, as amended, with Wachovia Bank, National Association (“Wachovia”) and Wachovia Capital Markets, LLC pursuant to which Wachovia had provided AFR with a secured operating credit facility with a stated commitment of $40,000,000.

Item 2.01       Completion of Acquisition or Disposition of Assets.

                        On April 1, 2008, the Company completed the acquisition of all of the outstanding common shares of beneficial interest of AFR pursuant to the terms of the Agreement and Plan of Merger, dated as of November 2, 2007 (as amended, the “Merger Agreement”), among the Company, GKK Capital LP, GKK Stars Acquisition LLC, GKK Stars Acquisition Corp., GKK Stars Acquisition LP, AFR and FSG.  Pursuant to the terms of the Merger Agreement, each of the issued and outstanding common shares of beneficial interest of AFR was converted into the right to receive (i) $5.50 in cash, (ii) $0.2419, which represents an adjustment to the merger consideration in respect of the $2.00 per Company share special dividend declared on November 28, 2007 and paid on January 15, 2008 to Gramercy common stockholders of record on December 31, 2007 multiplied by 0.12096, and (iii)

0.12096 of a share of the common stock, par value $0.001 per share, of the Company.  The Company also assumed an aggregate of approximately $1.3 billion of AFR’s secured debt.

                        On April 1, 2008, the Company issued a press release announcing the completion of the merger with AFR.  A copy of this press release is attached hereto as Exhibit 99.1.

Item 2.03       Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

                        The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01       Financial Statements and Exhibits.

                        Set forth below are the financial statements relating to the completed acquisition described above that are required to be filed as part of this Form 8-K:

                        (a)   Financial Statements of Business Acquired.

                        The financial statements required by this item will be filed by amendment not later than 71 calendar days after the date that this Form 8-K must be filed.

                        (b)   Pro Forma Financial Information.

                        The financial information required by this item will be filed by amendment not later than 71 calendar days after the date that this Form 8-K must be filed.

                        (d)   Exhibits

10.1

Loan Agreement, dated as of April 1, 2008, among Goldman Sachs Commercial Mortgage Capital, L.P., Citicorp North America, Inc. and SL Green Realty Corp., collectively, as lender, and certain subsidiaries of American Financial Realty Trust, as borrowers.

10.2

Loan Agreement, dated as of April 1, 2008, among Goldman Sachs Commercial Mortgage Capital, L.P., Citicorp North America, Inc. and SL Green Realty Corp., collectively, as lender, the required equity pledgors named therein, American Financial Realty Trust, First States Group, L.P., GKK Stars Acquisition LLC and First States Group, LLC.

10.3	Loan Agreement, dated as of April 1, 2008, among PB Capital Corporation, as agent and lenders, and First States Investors 3300 B, L.P., as borrower.
10.4

Amended and Restated Loan Agreement, dated as of April 1, 2008, among Deutsche Bank AG Cayman Islands Branch, as agent, LaSalle Bank National Association, as collateral agent and First States Investors DB I, L.P., First States Investors DB I B, L.P., First States Investors 4200, LLC, First States Investors, DB I SP, L.P. and First States Investors DB I TRS, L.P., as borrowers.

10.5	Guaranty, dated as of April 1, 2008, by Gramercy Capital Corp. in favor of Deutsche Bank AG Cayman Islands Branch.
10.6

Loan Agreement, dated as of March 28, 2008, among First States Investors HFS, L.P., First States Investors FPC, L.P. and First States Investors TRS, L.P., as borrowers, and Gramercy Investment Trust, as lender.

99.1	Press release, dated April 1, 2008, announcing the completion of the acquisition of American Financial Realty Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 7, 2008

GRAMERCY CAPITAL CORP.

By:	/s/ Robert R. Foley
	Name:	Robert R. Foley
	Title:	Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Document
10.1

Loan Agreement, dated as of April 1, 2008, among Goldman Sachs Commercial Mortgage Capital, L.P., Citicorp North America, Inc. and SL Green Realty Corp., collectively, as lender, and certain subsidiaries of American Financial Realty Trust, as borrowers.

10.2

Loan Agreement, dated as of April 1, 2008, among Goldman Sachs Commercial Mortgage Capital, L.P., Citicorp North America, Inc. and SL Green Realty Corp., collectively, as lender, the required equity pledgors named therein, American Financial Realty Trust, First States Group, L.P., GKK Stars Acquisition LLC and First States Group, LLC.

10.3	Loan Agreement, dated as of April 1, 2008, among PB Capital Corporation, as agent and lenders, and First States Investors 3300 B, L.P., as borrower.
10.4

Amended and Restated Loan Agreement, dated as of April 1, 2008, among Deutsche Bank AG Cayman Islands Branch, as agent, LaSalle Bank National Association, as collateral agent and First States Investors DB I, L.P., First States Investors DB I B, L.P., First States Investors 4200, LLC, First States Investors, DB I SP, L.P. and First States Investors DB I TRS, L.P., as borrowers.

10.5	Guaranty, dated as of April 1, 2008, by Gramercy Capital Corp. in favor of Deutsche Bank AG Cayman Islands Branch.
10.6

Loan Agreement, dated as of March 28, 2008, among First States Investors HFS, L.P., First States Investors FPC, L.P. and First States Investors TRS, L.P., as borrowers, and Gramercy Investment Trust, as lender.

99.1	Press release, dated April 1, 2008, announcing the completion of the acquisition of American Financial Realty Trust.